SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    ---------



                                    FORM 8-K




                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934





         Date of Report (Date of earliest event reported): June 23, 1997





                     HEALTH AND RETIREMENT PROPERTIES TRUST
               (Exact name of registrant as specified in charter)




     Maryland                      1-9317                  04-6558834
  (State or other             (Commission file           (IRS employer
  jurisdiction of                 number)             identification no.)
  incorporation)


 400 Centre Street, Newton, Massachusetts              02158
 (Address of principal executive offices)            (Zip code)


Registrant's telephone number, including area code:  617-332-3990


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                                      - 2 -



Item 7.  Financial Statements, Pro Forma Financial Information
                  and Exhibits.

(c)      Exhibits

         23       Supplemental  Consent  of Ernst & Young LLP,  relating  to the
                  Company's   registration  statement  on  Form  S-3,  File  No.
                  333-26887.




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                                      - 3 -

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                     HEALTH AND RETIREMENT PROPERTIES TRUST



                                      By: /s/ Ajay Saini
                                         Ajay Saini
                                         Treasurer and Chief Financial Officer

Date: June 23, 1997